First Quarter 2014 Earnings Conference Call 12 February 2014 (Furnished herewith) 21

| 1st Quarter 2014 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

| 1st Quarter 2014 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2014 Q1 2013 Change Net Sales and Revenues $7,654 $7,421 +3% Net Sales $6,949 $6,793 +2% Net Income Attributable to Deere & Company $681 $650 +5% Diluted EPS $1.81 $1.65 +10% 23

| 1st Quarter 2014 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Up 2% in Q1 2014 vs. Q1 2013 Price realization: +2 points Currency translation: (2) points 24

| 1st Quarter 2014 Earnings Conference Call 5 Worldwide Agriculture & Turf First Quarter Overview Incremental Margin ~ 30% *Q1 2014 operating profit impacted by: (in millions of dollars) Q1 2014 Q1 2013 Change Net Sales $5,596 $5,491 +2% Operating Profit* $797 $766 +4% Favorable Unfavorable Price Realization Product Mix Foreign-Currency Exchange 25

| 1st Quarter 2014 Earnings Conference Call 6 U.S. Farm Cash Receipts Source: 1998 – 2012: USDA 26 November 2013 2013F – 2014F: Deere & Company Forecast as of 12 February 2014 Projected total cash receipts remain at historically high levels 26

| 1st Quarter 2014 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 10 February 2014 Cotton Wheat Corn Soybeans 27

| 1st Quarter 2014 Earnings Conference Call 8 Deere & Company Forecast as of 12 February 2014 Economic Update EU 28 – Fiscal 2014 Short-term economic stress has diminished, but risks remain Modest GDP growth expected Grain prices and farm income lower but to remain near long-term average Solid livestock margins Beef prices stabilizing close to historic highs Record milk prices will support dairy farmers 28

| 1st Quarter 2014 Earnings Conference Call 9 Deere & Company Forecast as of 12 February 2014 Economic Update Other Selected Markets – Fiscal 2014 Commonwealth of Independent States (CIS) Import policies affecting combine sales in Russia, Kazakhstan and Belarus Late fall planting puts 2014 winter crop at risk Credit availability being impacted by continuing restrictions, increased collateral requirements & reduction of interest rate subsidies China Subsidies expected to be supportive of agriculture Government focus on productivity, product quality, and increased farmer income India Ag sector growth expected due to very favorable 2013 monsoon season Government focus on mechanization 29

| 1st Quarter 2014 Earnings Conference Call 10 Gross Value of Agricultural Production Brazil Source: Actual: MAPA (Brazilian Ministry of Agriculture), January 2014 2014F: Deere & Company Forecast as of 12 February 2014 Gross Value of Agricultural Production* * In Brazilian Real Expected to increase ~ 3% in 2014 over prior season 2013 Mix by Crop 30

| 1st Quarter 2014 Earnings Conference Call 11 2011 2012 2013 2014 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment), February 2014 31

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12 | 1st Quarter 2014 Earnings Conference Call

32

JOHN DEERE

| 1st Quarter 2014 Earnings Conference Call 13 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2014 Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) Current Forecast U.S. and Canada Ag Down 5-10% EU 28 Ag Down ~ 5% No change South America Ag (Tractors and Combines) Down 5-10% from previous CIS Countries Ag Down slightly forecast Asia Ag Up slightly U.S. and Canada Turf and Utility Equipment Up ~ 5% 33

| 1st Quarter 2014 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 6% JD Landscapes: ~ (3) points Previous forecast: Down ~ 6% JD Landscapes: ~ (4) points Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 34

| 1st Quarter 2014 Earnings Conference Call 15 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2014 Q1 2013 Change Net Sales $1,353 $1,302 +4% Operating Profit* $94 $71 +32% Incremental Margin ~ 45% *Q1 2014 operating profit impacted by: Favorable Unfavorable Production Costs Production Volumes Research & Development Expenses Price Realization 35

Extending our Footprint Brazil | 1st Quarter 2014 Earnings Conference Call 16 New factories in Indaiatuba, São Paulo State are operational Completed project on-time and on-budget Distribution network in place Deere-Hitachi Factory Joint Investment: ~ $80 million Products: Excavators - 5 models Deere Factory Investment: ~ $100 million Products: Wheel loaders - 5 models Backhoes - 1 model 36

U.S. Economic Indicators 2014 Forecast GDP Growth (annual percentage rate)* +2.7% Housing Starts (thousands) 1,162 Non-Residential Spending Growth (annual percentage rate)* +1.6% Government Spending Growth (annual percentage rate)* +1.1% | 1st Quarter 2014 Earnings Conference Call 17 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – January 2014 * Change from prior year in real dollars Fiscal Year 2014 Forecast Net sales: Up ~ 10% No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 37

| 1st Quarter 2014 Earnings Conference Call 18 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.03% * Annualized provision for credit losses as of 31 January 2014 38

| 1st Quarter 2014 Earnings Conference Call 19 Worldwide Financial Services First Quarter 2014 Net income attributable to Deere & Company $142 million in Q1 2014 vs. $133 million in Q1 2013 Fiscal Year 2014 Forecast Net income attributable to Deere & Company of ~ $600 million No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 39

| 1st Quarter 2014 Earnings Conference Call 20 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2014* Actual 2014** Forecast 2014** Previous Forecast A&T $633 $225 $325 C&F $265 $150 $175 Total, as reported $898 $75 $150 Total, constant exchange $700 $75 $75 * Change at 31 January 2014 vs. 31 January 2013 ** Forecasted change at 31 October 2014 vs. 31 October 2013 Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 40

| 1st Quarter 2014 Earnings Conference Call 21 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) First Quarter 2014 ~ 75% Fiscal Year 2014 Forecast ~ 75% Previous forecast: ~ 74% 41

| 1st Quarter 2014 Earnings Conference Call 22 Research & Development Expense Equipment Operations First Quarter 2014 Down ~ 9% vs. Q1 2013 Fiscal Year 2014 ~ Flat vs. FY 2013 Previous forecast: Down ~ 3% vs. FY 2013 Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 42

| 1st Quarter 2014 Earnings Conference Call 23 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) First Quarter 2014 Down ~ 4% vs. Q1 2013 JD Landscapes: ~ (4) points Fiscal Year 2014 Forecast Down ~ 5% vs. FY 2013 JD Landscapes: ~ (7) points Previous forecast: Down ~ 4% vs. FY 2013 JD Landscapes: ~ (8) points 43

| 1st Quarter 2014 Earnings Conference Call 24 Pension and OPEB Expense First Quarter 2014 Down ~ $40 million vs. Q1 2013 Fiscal Year 2014 Forecast Down ~ $150 million vs. FY 2013 No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 44

| 1st Quarter 2014 Earnings Conference Call 25 Income Taxes Equipment Operations First Quarter 2014 Effective tax rate: ~ 31% Fiscal Year 2014 Forecast Effective tax rate: 34-36% No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 45

| 1st Quarter 2014 Earnings Conference Call 26 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) $ Billions 46

| 1st Quarter 2014 Earnings Conference Call 27 2014 Company Outlook Second Quarter 2014 Forecast Net sales: Down ~ 6% vs. Q2 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Fiscal Year 2014 Forecast Net sales: Down ~ 3% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Previous forecast: Down ~ 3% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Net income attributable to Deere & Company of ~ $3.3 billion No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 47

| 1st Quarter 2014 Earnings Conference Call 28 Appendix 48

| 1st Quarter 2014 Earnings Conference Call 29 49

Deere Use-of-Cash Priorities | 1st Quarter 2014 Earnings Conference Call 30 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 50

| 1st Quarter 2014 Earnings Conference Call 31 Sources and Uses of Cash Fiscal 2004–2013 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~58% of cash from operations returned to shareholders 51

| 1st Quarter 2014 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q1 2014 32 Dividend raised 82% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 52

| 1st Quarter 2014 Earnings Conference Call 33 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-1Q2014: ~ $11.2 billion Amount remaining on May 2008 authorization of $5 billion: ~ $0.5 billion Amount remaining on December 2013 authorization of $8 billion: ~ $8.0 billion 31 January 2014 period ended shares: ~ 369.7 million 1Q2014 average diluted shares: ~ 375.4 million Shares repurchased 2004-1Q2014: ~ 184.3 million Average repurchase price 2004-1Q2014: $60.67 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 YTD 5.4 $0.5 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-1Q2014 53

| 1st Quarter 2014 Earnings Conference Call 34 Other Information Equipment Operations Fiscal Year 2014 Forecast Capital Expenditures: ~ $1.2 billion No change from previous forecast Depreciation and Amortization: ~ $800 million No change from previous forecast Pension/OPEB Contributions: ~ $115 million No change from previous forecast Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) 54

| 1st Quarter 2014 Earnings Conference Call 35 U.S. Farm Commodity Prices Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) (dollars per bushel, except cotton, which is dollars per pound) 2012/13 2013/14 Forecast Previous 2013/14 2014/15 Forecast Previous 2014/15 Corn $6.89 $4.45 $4.40 $4.25 $4.50 Wheat $7.77 $6.80 $7.00 $6.50 $6.75 Soybeans $14.40 $12.70 $12.50 $10.50 $11.00 Cotton $.73 $.75 $.75 $.70 $.70 55

U.S. Farm Commodity Prices | 1st Quarter 2014 Earnings Conference Call 36 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 12 February 2014 56

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) 2013/14 Estimate 2014/15 Projection Corn 95.4 91.5 Wheat 56.2 57.0 Soybeans 76.5 80.0 Cotton 10.4 11.0 | 1st Quarter 2014 Earnings Conference Call 37 U.S. Acres Planted Deere & Company Forecast as of 12 February 2014 57

| 1st Quarter 2014 Earnings Conference Call 38 U.S. Farm Cash Receipts Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Crops $223.5 $215.6 $206.6 $192.1 $193.1 Livestock $171.6 $181.4 $173.8 $178.0 $173.5 Government Payments $10.6 $11.3 $11.4 $8.0 $11.1 Total Cash Receipts $405.7 $408.3 $391.8 $378.1 $377.7 58

| 1st Quarter 2014 Earnings Conference Call 39 U.S. Net Farm Cash Income Deere & Company Forecast as of 12 February 2014 (Previous Forecast as of 20 November 2013) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Total Cash Receipts $405.7 $408.3 $391.8 $378.1 $377.7 Other Farm-Related Income $33.6 $36.0 $36.4 $27.0 $27.0 Gross Cash Income $439.3 $444.3 $428.2 $405.1 $404.7 Cash Expenses ($304.9) ($312.0) ($305.0) ($295.0) ($295.0) Net Cash Income $134.4 $132.3 $123.2 $110.1 $109.7 59

| 1st Quarter 2014 Earnings Conference Call 40 January 2014 Retail Sales EU 28 Deere* Tractors a single digit Combines low double digits U.S. and Canada Deere* Selected Turf & Utility Equipment a single digit * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt a single digit Settlements low double digits 60

Deere’s second quarter 2014 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 14, 2014 61